HOUSE OF BODS FITNESS INC.

SHARES OF COMMON STOCK
SUBSCRIPTION BOOKLET

This offering is for a maximum of 5,000,000 shares of common stock, $0.001 par value, of House of Bods Fitness Inc. The Company reserves the right to increase this offering to 10,000,000 shares. If you decide not to participate in this offering, please return this document including all related attachments as well as the memorandum (the "Memorandum") delivered with this document, together with all amendments and supplements thereto, if any, this Subscription Booklet and all related documentation to HOUSE of BODS Fitness Inc., 1061 South Sun Drive, Suite #1097, Lake Mary, FL 32746, Attention: Tammy Skalko.

Copy No._______________

SUBSCRIPTION INSTRUCTIONS

1. To subscribe for shares of common stock of House of BODS Fitness Inc. (the "Company") "HOBF": (i) complete and execute the Confidential Investor Questionnaire ("Questionnaire") (Exhibit B); (ii) complete and execute two copies of the Subscription Agreement (Exhibit A), inserting the amount of the investment agreed to be made (the "Investment"), indicating the prospective stockholder's residence address and taxpayer identification or social security number and indicating the applicable investor type; (iii) return all executed copies and a check payable to "HOUSE of BODS Fitness Inc. Escrow" to the Company at the following address:

1061 South Sun Drive, Suite #1097
Lake Mary, FL 32746
Attention: Tammy Skalko

2. By signing the Subscription Agreement and the Questionnaire, you (a) agree to the "Terms and Conditions of Subscription Agreement" (part of this Subscription Booklet), (b) represent and warrant that all of the information provided in the Questionnaire is accurate and complete, and (c) acknowledge that you understand all of the terms and conditions of the Subscription Agreement and confirm that you accept all such terms and conditions as a condition for both your acceptance and continuance as a shareholder. Please keep a signed copy of all completed and signed documents for your records.

3. If your subscription is accepted, the Company will countersign your Subscription Agreement and will send you a copy of the signature pages bearing the Company's signature. Your subscription payment will be returned promptly if your subscription is not accepted.

4. The Company may terminate this offering at any time and reserves the right to reject subscriptions in whole or in part, for any or no reason. Subscription payments received from subscribers whose subscriptions are not accepted by the Company will be returned to subscribers without interest or deduction.

Exhibit A

HOUSE of BODS Fitness Inc.

TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT

The following provisions are the terms and conditions on which investors in House of BODS Fitness, Inc. (the "Company") subscribe for shares of the common stock of the Company. Each prospective investor for shares of common stock of the Company accepts these terms and conditions by signing the signature page to such investor's Subscription Agreement. These terms and conditions are sometimes referred to, collectively with the Confidential Investor Questionnaire ("Questionnaire"), as the "Agreement" or the "Subscription Agreement".

1. **AGREEMENT TO SUBSCRIBE FOR SHARES.** The undersigned ("Subscriber") hereby offers to purchase the number of shares of the common stock of the Company (the "Shares") of HOUSE of BODS FITNESS. Inc. set forth on the signature page to the Subscription Agreement. Subscriber agrees that (a) the Company may reject Subscriber's offer to purchase the Shares for any reason; (b) as of the date designated by the Company when, if at all, the Company accepts this Subscription Agreement and Subscriber's subscription funds on behalf of the Company, Subscriber shall become obligated under the terms and conditions of this document; and (c) by executing the signature page of the Questionnaire, Subscriber agrees to be bound by those terms and conditions.

2. **INDEPENDENT DETERMINATION AND NO INVESTMENT ADVICE GIVEN.**

The Subscriber acknowledges and represents that the Company has provided no advice to the Subscriber about whether to subscribe for the Shares. The Subscriber has requested and received from the Company all information that the Subscriber, after due inquiry, deemed relevant to subscribing for the Shares. Subscriber has taken into account that there is a risk of loss of this investment, and that this investment will be illiquid so that invested funds will not be readily available. Taking into account these factors and all other factors relating to the Company, the Subscriber has independently concluded that this investment is suitable for the Subscriber.

3. **REPRESENTATIONS AND WARRANTIES.** Subscriber hereby represents and warrants as follows, with the understanding that the Company will rely on the accuracy of these representations to establish the eligibility of this offering for certain registration exemptions under federal and state securities laws, and to enable the Company to comply with certain other laws and regulations:

(a) Shares Not Registered. Subscriber understands that the Company's offer and its sale to Subscriber of the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered or qualified under state securities laws, on the ground, among others, that Shares are being offered and sold in a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act and Rule 506 of Regulation D there under. Subscriber understands that no federal or state agency has passed on the merits or fairness of this investment.

(b) Shares Acquired for Investment. Subscriber is acquiring the Shares with Subscriber's own funds and for Subscriber's own account (or for a designated custodial or trust account, if Subscriber is a custodian or trustee) for investment and not with a view to the distribution of any interest therein. No other person will own any part of Subscriber's Shares or have any right to acquire such a part.

(c) Review of Offering Materials and Independent Advice. Subscriber has received and has carefully reviewed the memorandum delivered with the Subscription Agreement (the "Memorandum") relating to the Company and its exhibits, and has discussed with Company representatives any questions Subscriber may have had as to such materials or the Company or the business, operations or financial condition of the Company. Subscriber understands the risks of this investment as described in the "Risk Factors" section of the Memorandum. Subscriber has consulted with Subscriber's own legal, accounting, tax, investment and other advisers in connection with this investment, to the extent that Subscriber has deemed necessary. The Subscriber or the purchaser representative, if any, who has been designated by it, is entering into this Agreement relying solely on the facts and terms set forth in this Agreement, the Memorandum, any additional documents given to it by the Company.

(d) Offer Made Privately. The Company's offer of the Company's shares of common stock was privately communicated to Subscriber by the Company, a placement agent engaged by the Company who facilitated the Subscriber's purchase of the Shares (the "Placement Agent") or their respective agents. At no time has Subscriber received information concerning this Offering or the Company or the Placement Agent from any newspaper, magazine, television or radio broadcast, leaflet or other advertisement, public promotional meeting, a third party unrelated to the Company or any other form of general advertising or general solicitation.

(e) Subscriber Able to Bear Risks. Subscriber is able to bear the economic risks associated with this investment, including the likelihood that this investment will not generate current income or distributions even if the Company is successful, and the possibility that some or all of the amount invested will be lost if the Company is not successful.

(f) Accredited Investor. The Subscriber is an "accredited investor," as that term is defined in Rule 501 of Regulation D under the Securities Act, as specifically

indicated in Part II of the Confidential Investor Questionnaire included as Exhibit B to the Subscription Booklet.

(g) Subscriber Will Not Assign Shares. The Subscriber will not assign its interest in the Shares or any beneficial interest therein, in whole or in part, to any other person.

(h) Limitations On Disposition. The Subscriber understands the effect of the limitations on disposition that apply to the Shares, including limitations preventing the Shares from being disposed of except pursuant to an exemption from registration under the Securities Act.

(i) Representations of Entity Subscribers. If Subscriber is an entity, then:

(1) Subscriber has or will have substantial business activities or investments other than its investment in the Company and was not specifically formed for the purpose of purchasing the Shares;

(2) Under Subscriber's governing documents and in practice, Subscriber's investment decisions are based on the investment objectives of Subscriber and its owners generally, not on the particular investment objectives of any one or more of its owners; and

(3) Under Subscriber's governing documents and in practice, the participation of each owner of Subscriber in each investment made by Subscriber is based on the owner's ownership percentages or on some other allocation provision that (a) does not result in varying levels of participation among owners based on the nature, amount or other characteristics of a particular investment; and (b) cannot be varied for particular investments made by Subscriber as a result of any election or other decision by any such owner in connection with a particular investment, any exercise of judgment or discretion made by Subscriber's investment decision maker(s) in connection with a particular investment, or any other reason.

(j) Authority. Subscriber is duly authorized to enter into this Subscription Agreement including the power of attorney granted herein, and the person signing this Subscription Agreement on behalf of Subscriber is authorized to do so, under all applicable governing documents, e.g., partnership agreement, trust instrument, pension plan, certificate of incorporation, bylaws, or operating agreement. The execution and delivery of this Agreement by the Subscriber, and performance of its obligations hereunder, will not conflict with any law applicable to the Subscriber or in the material breach of any agreement to which the Subscriber or any of its assets is subject. Each individual who may participate in Subscriber's investment decision is over twenty-one years of age or the age of majority in such individual's state of residence. This Subscription Agreement constitutes a legal, valid and binding agreement of Subscriber enforceable against Subscriber in accordance with its terms.

(k) State Residency. The undersigned's principal residence (if subscriber is an individual) or principal business address, as applicable, is in the State set forth in Part I of the Confidential Investor Questionnaire included in Exhibit B to the Subscription Booklet, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such State.

(l) Taxpayer Identification Number, No Backup Withholding; Not a Foreign Entity. Under penalty of perjury, Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber's correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. If Subscriber is an entity, then (1) Subscriber is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and Regulations there under; and (2) if Subscriber hereafter becomes such a foreign entity, Subscriber shall notify the Company within 60 days thereafter.

(m) Miscellaneous. The Subscriber understands that no federal, state, local or foreign agency has passed upon the Shares or made any finding or determination as to the fairness of an investment in the Shares and that the Subscriber is not entitled to cancel, terminate or revoke this subscription.

4. LOCK-UP AGREEMENT. The Subscriber agrees that, if requested by the Company, in connection with a public offering of its Common Stock that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission, the Subscriber will not sell, offer for sale, or otherwise dispose of the Shares of Common Stock he acquired in this Offering for such period of time as is determined by the Company's Board of Directors, not to exceed 180 days from the consummation of the public offering.

5. TRANSFER RESTRICTIONS. Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the transfer of the Share is restricted under those laws. Subscriber may be required to hold the Shares indefinitely, that there is no market for the common stock of the Company and that the Company has no plans to cause a market for the common stock to develop. Subscriber agrees that (1) Subscriber will not attempt to transfer the Shares in violation of these transfer restrictions; (2) the Company may note these transfer restrictions in its records and refuse to recognize any transfer which violates these transfer restrictions, or any proposed transfer for which the Company has not received an acceptable opinion of counsel stating that the proposed transfer will not violate these transfer restrictions; and (3) one or more legends required under federal and/or applicable state securities laws and regulations may be imprinted on the certificates evidencing the Shares. One of such legends shall read substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

6. **INDEMNIFICATION.** Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, if any, and their respective affiliates, directors, members, partners, shareholders, officers, directors, employees and agents and attorneys, from and against any and all loss, liability, claims, damage, and expense (including any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever)which may result, directly or indirectly, from an inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Subscription Agreement or contained in the Questionnaire or in any other document furnished by the Subscriber to the Company in connection with this transaction.

7. **AGREEMENT BINDING ON SUBSCRIBER'S SUCCESSORS.** The representations, warranties and agreements in this Subscription Agreement shall be binding on Subscriber's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.

8. **EMPLOYEE BENEFIT PLAN SUBSCRIBERS.**

(a) Definitions. In this Section 7, (i) "Employee Benefit Plan" means any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plan is subject to ERISA, and any "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code; (ii) "25%-Plan-Owned Subscriber" means any Subscriber that is not itself an Employee Benefit Plan but that has 25% of any class of equity Units owned (directly or indirectly) by one or more Employee Benefit Plans; and (iii) "Plan Investor" includes Subscriber itself if Subscriber is an Employee Benefit Plan or, if Subscriber is instead a 25%-Plan-Owned Subscriber, includes each Employee Benefit Plan that directly or indirectly owns any class of Subscriber's equity.

(b) Representations, Warranties and Agreements. If Subscriber is either an Employee Benefit Plan or a 25%-Plan-Owned Subscriber, then the person executing this Agreement on behalf of Subscriber (the "Signer") represents, warrants and agrees as follows on behalf of the Plan Investor(s):

(1) Independent Determination. The Signer has independently determined, as to the Plan Investor(s), that this investment satisfies all requirements of Section 404(a)(1) of ERISA, and that this investment will not be prohibited under any of the provisions of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code. The Signer has requested and received from the Company all information that the

Signer, after due inquiry, deemed relevant to such determinations. The Signer has taken into account that there is a risk of loss of this investment, and that this investment will be illiquid so that invested funds will not be readily available for the payment of employee benefits. Taking into account these factors and all other factors relating to the Company, the Signer has concluded that this investment is an appropriate part of the overall investment program of the Plan Investor(s).

(2) Agreement to Give Notice of Certain Changes. Promptly after Subscriber obtains knowledge thereof, the Signer will notify the Company in writing of (i) any termination, substantial contraction, merger or consolidation, or transfer of assets of any Plan Investor; (ii) any amendment to the governing instrument(s) of a Plan Investor that materially affects the investments of such Plan Investor or the authority of any named fiduciary or investment manager to authorize investments by such Plan Investor; and (iii) any change in the identity of any named fiduciary or investment manager (including the Plan Investor itself) who has authority to approve investments for any Plan Investor.

(3) No Investment Advice Given. The Signer acknowledges that (i) neither the Company nor any of its Affiliates provides any investment advice on a regular basis to Subscriber (or, to the Signer's knowledge, to any other Plan Investor) and none of such parties provides any investment advice to Subscriber (or, to the Signer's knowledge, to any other Plan Investor) that serves as the primary basis of any investment decisions Subscriber makes as to any of its assets (or that such other Plan Investor(s) makes, as the case may be) , or (ii) in the event that the Company or any of its Affiliates has provided investment advice to the Subscriber as described in (i), that the Subscriber has consulted with Subscriber's own legal, accounting and tax advisors, and has obtained investment advice independent from the Company and its Affiliates, and has not relied on the Company or any of its Affiliates, in connection with Subscriber's decision to make this investment in the Shares.

(4) Limit on Fiduciary Responsibilities. If the Company, or equity owner, employee, agent, or Affiliate of the Company, is ever held to be a fiduciary of Subscriber or any other Plan Investor, then, in accordance with Sections 405(b)(1), 405(c)(2) and 405(d) of ERISA, the fiduciary responsibilities of that person shall be limited to the person's duties in administering the business of the Company, and the person shall not be responsible for any other duties to Subscriber or such other Plan Investor, specifically including evaluating the initial or continued appropriateness of this investment in the Company under Section 404(a)(1) of ERISA.

(c) Additional Representations and Warranties. If Subscriber itself is an Employee Benefit Plan, then the Signer further represents and warrants that (i) the Signer is an authorized fiduciary of Subscriber, with full authority under the terms of Subscriber's governing instrument(s) and, if applicable, the agreement pursuant to which the Signer has been engaged by Subscriber, to cause Subscriber to purchase the Shares of Common Stock of the Company; and (ii) this investment has been duly approved by all other fiduciaries of Subscriber whose approval is required, if any, and this investment is

not prohibited by ERISA or prohibited or restricted by any provision of Subscriber's governing instrument(s) or of any related agreement or instrument.

9. ARBITRATION. Any controversy between Subscriber and the Company involving the Company or this Agreement will be submitted to arbitration on the request of any party to any such controversy in the county and state in which the Company maintains its principal office at the time such request is made. The arbitration will comply with and be governed by the commercial arbitration rules of the American Arbitration Association then in effect and no party to any such controversy shall be entitled to any punitive damages. Judgment may be entered upon any award granted in any such arbitration in any court of competent jurisdiction in the county and state in which the Company maintains its principal office at the time the award is rendered. By signing this Agreement, Subscriber agrees to waive his or her or its right to seek remedies in court, including any right to a jury trial; provided, however, that nothing in this paragraph will constitute a waiver of any right any party to this Agreement may have to choose a judicial forum to the extent such a waiver would violate applicable law.

10. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE USA PATRIOT ACT

(a) The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure's immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as "Prohibited Persons").

(b) The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information that the Company may require upon request.

(c) If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Subscriber's investment, either by segregating the assets constituting the investment in accordance with applicable regulations, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, the Placement Agent, if any, or their respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

11. LIMITATION ON OWNERSHIP. If the Subscriber would be an investment company (as defined in Section 3(a) of the Investment Company Act), but for the exemption provided by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, the Subscriber agrees to provide the Company with such information regarding the Subscriber's owners as the Company may request.

12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein.

13. BROKERAGE FEES AND COMMISSIONS. The Company reserves the right to pay FINRA members a fee of up to 7.5% of subscription amounts of Subscribers introduced to the company by or through such FINRA members.

SIGNATURE PAGE FOLLOWS
IMMEDIATELY AFTER THIS PAGE

IN WITNESS WHEREOF, I have caused this Subscription Agreement to be signed and the Company has caused this Subscription Agreement to be signed by it's duly authorized signatory.

FOR INDIVIDUALS

_______________________________ _________________

Name(s) (Please Print) Joint Subscriber, if any

_______________________________ _____________________________

Signature(s) Joint Subscriber, if any

Dated: ___________ 2011

Number of Shares (minimum 30,000):_____________

$__________ Dollar Amount of Investment ($ .10 times number of Shares listed above)

ADDRESS FOR ALL NOTICES TO INVESTOR: ____________________________

____

Telephone Number for Investor:____

Facsimile Number for Investor: ____

SSN or other Taxpayer ID Number of Investor: ______________________________

ACCEPTED:

HOUSE OF BODS FITNESS INC.

By:________________________________

Name: Tammy Skalko
Title: President

Dated:____________, 2011

IN WITNESS WHEREOF, I have caused this Subscription Agreement to be signed and the Company has caused this Subscription Agreement to be signed by its duly authorized signatory.

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

Name of Entity____

(Please Print)

By:______________________________________

(Signature)

____

Name and Title (Please Print)

Dated: ____________ 2011

Number of Shares (minimum 30,000):______________

$______________________________ Dollar Amount of Investment ($ .10 times number of Shares listed above)

ADDRESS FOR ALL NOTICES TO INVESTOR: ______________________________

____

____

____

Telephone Number for Investor:____

Facsimile Number for Investor: ____

SSN or other Taxpayer ID Number of Investor: _________________________________

ACCEPTED:

HOUSE OF BODS FITNESS INC.

By:____

Name: Tammy Skalko
Title: President

Dated:_____________, 2011

Exhibit B

HOUSE OF BODS FITNESS INC.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

If the answer to any question is "None" or "Not Applicable", please so state.

I. SUBSCRIBER INFORMATION

Please provide information as to Subscriber, not any person completing this Questionnaire on Subscriber's behalf, except that if you are acting as a custodian for a minor whose funds will be invested, please so indicate and complete the information as to both yourself and the minor. If the Shares will be held by more than one person in joint tenancy or as tenants in common (as opposed to as community property), please provide all information for each joint Subscriber, using a copy of this Questionnaire.

GENERAL INFORMATION:

Full Name of Subscriber(s) (or custodian):

____

Subscriber's **SOCIAL SECURITY** or, if an entity, **TAXPAYER ID NO.**:

____

No Subscriber will be admitted without a Social Security or Taxpayer I.D. Number.

Home Address:____
____
____

Home Phone:____

Business Address:_____________________________________
____
____

Business Phone:_______________________________________

Business Fax:____

Marital Status (check one):

• Married ___ • Single ____ • Divorced ___ • Widowed___ • Other ___
State of principal residence:____

If Subscriber is a custodian and minor's state of residence is different from Subscriber's, list minor's state of residence:____

SUBSCRIBER'S EDUCATION

College/University	Degree/Major	Year
____________________	________________	__________
____________________	________________	__________

EMPLOYMENT OF SUBSCRIBER:

Name and address of employer:____
____
____
____

Nature of employment____
____
____

If self-employed, nature of business:____
____
____

Title of Current Position:____

Length of Current Employment:____

____

OTHER EXPERIENCE OF SUBSCRIBER:

Other positions/background related to financial business, accounting, economics, taxation or investment matters that demonstrate investment sophistication.

____

____

____

____

TYPE OF SUBSCRIBER OR PROPOSED FORM OF OWNERSHIP:
Please check appropriate space:

• Individual __ • Trust ___ • IRA___ • Partnership____

• Employee Benefit Plan___ • Keogh Plan ___ • Corporation___

• Limited Liability Company___ • Joint/Tenants in Common with Spouse ___

• Joint/Tenants in Common with Person other than Spouse ___

• Other__ (Describe)____________________

If Subscriber is a corporation, trust, partnership, association or other entity, please identify which type of entity, the jurisdiction under the laws of which Subscriber is organized and existing, and the jurisdiction where Subscriber's principal place of business is located:____

____

____

Please provide a copy of the entities certificate of incorporation, certificate of formation, certificate of partnership or any other applicable organizational document.

Information regarding principals. Please provide the names, addresses, and positions or titles of all executive officers, trustees or general partners who are authorized to make decisions and to act with respect to investments by the Subscriber generally.

____

Name Address

Position____

Name Address

Position____

Name Address

Position____

Name Address

Position

Please provide the following information concerning the Subscriber's specific authority to purchase the Shares:

The name(s) of each officer(s), trustee(s), plan fiduciary (fiduciaries) or partner(s) who is (are) authorized to purchase the Shares and who will be effecting the purchase and whether each may act alone. **(Please provide a copy of the authorization in the form of an appropriate corporate resolution or otherwise).**

Please identify any other person whose permission or authorization is necessary to purchase the Shares or to take action as a Stockholder of the Company.

DUPLICATE REPORTS:

If duplicate reports should be sent to an accountant, business manager, or other adviser, provide the following information for each person authorized to receive them:

Name:____
Address:______________________________________

II. QUESTIONS TO DETERMINE FINANCIAL QUALIFICATION

Each Subscriber must be an "Accredited Investor" within the meaning of the U.S. Securities Act of 1933, as amended (the Securities Act"). Please check all spaces below that describe Subscriber.

If Subscriber is a custodian acting for one or more minors, responses below should apply to each minor, not to the custodian.

• ___**INDIVIDUAL WITH $1 MILLION NET WORTH.** A natural person whose individual net worth, or joint net worth with his or her spouse, exclusive of the value of his (their) principal residence, exceeds $1 million.

• ___ **INDIVIDUAL WITH $200,000 INDIVIDUAL ANNUAL INCOME.** A natural person (not an entity) who had an individual income in excess of $200,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

• ___ **INDIVIDUAL WITH $300,000 JOINT ANNUAL INCOME.** A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

•___ **CORPORATIONS OR PARTNERSHIPS.** A corporation, partnership, or similar entity that has at least $5 million of assets and was not formed for the specific purpose of acquiring Shares.

•____ **REVOCABLE TRUST.** A trust not formed for the specific purpose of acquiring Shares of Common Stock of the Company, that is revocable by its grantors and each of whose grantors is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•___ **REVOCABLE TRUST.** A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Shares of Common Stock of the Company, whose purchase of Shares of Common Stock of the Company is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

•____ **IRA OR SIMILAR BENEFIT PLAN.** An IRA, Keogh or similar benefit plan that covers only a non-employee natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•____ **PARTICIPANT-DIRECTED EMPLOYEE BENEFIT PLAN ACCOUNT.** A participant-directed employee benefit plan (e.g., many 401(k) plans), investing at the direction of and for the account of a participant whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•____ **OTHER ERISA PLAN.** An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (" ERISA") other than a participant-directed plan (i) with total assets of at least $5 million or (ii) for which investment decisions (including the decision to purchase Shares of Common Stock of the Company) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

•____ **GOVERNMENT BENEFIT PLAN.** A plan established and maintained by a state, its political subdivisions (e.g., municipalities), or any agency or instrumentality of a

state or its political subdivisions, for the benefit of its employees, with total assets of at least $5 million.

•____ **IRREVOCABLE TRUST.** A trust (other than an ERISA employee benefit plan) that (i) is not revocable by its grantor(s), (ii) has at least $5 million of assets, (iii) was not formed for the specific purpose of acquiring Shares of Common Stock of the Company, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

•___ **NON-PROFIT ENTITY.** An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization's most recent audited financial statements, that was not formed for the specific purpose of making an investment in the Company.

OTHER INSTITUTIONAL INVESTOR *(check one).*

•__ A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
•__ a savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
•__ a broker-dealer registered under the Exchange Act;
•__ an insurance company, as defined in Section 2(13) of the Securities Act;
•__ an investment company registered under the Investment Company Act;
•__ a "business development company", as defined in Section 2(a)(48) of the Investment Company Act;
•__ a small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, or
•__ a "private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

•___ **ENTITY OWNED ENTIRELY BY ACCREDITED INVESTORS.** A corporation, partnership, or similar entity each of whose equity owners is either a natural person whose individual net worth, or joint net worth with his or her spouse, exclusive of the value of his (their) principal residence, exceeds $1 million or an entity each of whose equity owners meets this test. Evidence that equity owners are accredited must be provided supplementally.

III. FINRA Affiliations (please check each item that applies to you) – see the footnote below for the definition of certain terms used herein.

(a) The undersigned or a member of the undersigned's "immediate family" is "affiliated" or associated, directly or indirectly, with any "member" of FINRA or with a "person associated with a member" of FINRA. [__]

(b) The undersigned is an owner of stock or other securities of a "member" of FINRA other than those purchased on the open market. [__]

(c) The undersigned has made a subordinated loan to a "member" of FINRA. [__]

(d) The undersigned or a member of the undersigned's "immediate family" is "affiliated" or associated, directly or indirectly, with a "portfolio manager."[__]

If the undersigned checked off any of (a)-(d) above, please specify the member of FINRA or "person associated with a member" of FINRA, the name and phone number of the FINRA member or members, a detailed description of the undersigned's affiliation or association with such member, the amount and type of securities that the undersigned holds of the FINRA member or the amount and date of the subordinated loan made to a FINRA member.

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* For purposes of this question only, the following terms are defined as follows:

"The term **"immediate family"** includes any parent, mother-in-law, father-in-law, husband or wife, brother or sister, bother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with a member.

The term **"affiliate"** includes a company which controls, is controlled by or is under common control with a member. A company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership. A member will be presumed to control a company if the member and persons associated with the member beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership. A company will be presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

The term **"member"** means any individual, partnership, corporation, or other legal entity admitted to the membership in the FINRA under the provisions of Article I of the Bylaws of FINRA.
The term **"person associated with a member"** means every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its By-Laws. buys or sells securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account.

IV. QUESTIONS AS TO CERTAIN REGULATED ENTITIES *(circle yes or no, if applicable)*

A. EMPLOYEE BENEFIT PLANS

• Yes • No Subscriber is an "employee benefit plan" as defined in Section 3(3) of ERISA (whether or not the plan is subject to ERISA), or a plan as described in IRC Section 4975(e)(1).

• Yes • No Subscriber has a class of equity interests that is 25% or more owned by one or more such plans.

B. CERTAIN INVESTMENT COMPANIES

• Yes • No Subscriber is a "private investment company" - i.e., an entity that would be an "investment company" under the Investment Company Act but for an exclusion under either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. Those sections generally exclude a company that is not making (or presently proposing to make) a public offering of its securities, and (Section 3(c)(1)) whose outstanding securities (other than its short-term paper) are beneficially owned by not more than 100 persons or (Section 3(c)(7)) whose outstanding securities are owned exclusively by persons who, at the time of the purchase, are "qualified purchasers" as defined in Section 2(a)(51) of the Investment Company Act - generally individuals who own at least $5 million in "investments" and entities that own at least $25 million in "investments."

If Subscriber answered "Yes" to the preceding question, Subscriber represents and warrants that set forth in the blank below is the number of persons who "beneficially own" outstanding securities of Subscriber (other than its short term paper) within the meaning of Section 3(c)(1) of the Investment Company Act. Subscriber will advise the Manager as soon as practicable after becoming aware of any change in that number.

*Number of Beneficial Owners:*____________

• Yes • No If Subscriber answered "Yes" to the preceding question (i.e., is a "private investment company" OR is an investment company registered under the Investment Company Act, or a "business development company" (as defined in Section 202(a)(22) of the Advisers Act), each of Subscriber's beneficial owners is a natural person or "company" (as defined in paragraph (d)(2) of Rule 205-3 under the Advisers Act) who (a) presently has at least $750,000 invested with the Subscriber and/or (b) Subscriber's investment adviser reasonably believes has a net worth of at least $1.5 million (calculated as in Part I "Accredited Investor", above).

If any beneficial owner of Subscriber is itself a private investment company, registered investment company, or business development company, then Subscriber believes that each beneficial owner of such entity also satisfies one or both of the foregoing tests.

BY SIGNING THIS QUESTIONNAIRE, YOU REPRESENT TO THE COMPANY THAT:

(1) You recognize the restrictions on the transferability of the Shares of Common Stock of the Company, and you have adequate means of providing for your current financial needs and possible personal contingencies; you have no need for liquidity of this investment and you have no reason to anticipate any changes in your personal circumstances, financial or otherwise, which might cause or require you to attempt to resell or transfer the Shares of Common Stock of the Company;

(2) You are an "accredited investor" and are a sophisticated investor who has the knowledge and experience to evaluate the merits of an investment in the Company, you are familiar with the nature of and risks attending investments in privately offered securities, and you have determined that the investment in the Shares is consistent with your projected income and investment objectives; and

(3) You are aware that no trading market for the Shares of Common Stock of the Company will exist at any time and that such Shares are not freely transferable.

I have answered the foregoing questions to the best of my knowledge and the information supplied herein to the Company and is, as of the date hereof, complete and accurate. I furthermore undertake to notify the Company immediately in writing if any of the information contained herein becomes either inaccurate or fails to correctly state my qualification to own Shares of Common Stock of the Company.

I understand the economic risk of this investment, have read the Risk Factors incorporated in the Memorandum and I hereby state that at the time of this investment I can afford a complete loss of my investment.

SIGNATURE PAGE FOLLOWS
IMMEDIATELY AFTER THIS PAGE

FOR INDIVIDUALS

______________________________ _______________________

Name(s) (Please Print) Joint Subscriber, if any

______________________________ _______________________

Signature(s) Joint Subscriber, if any

Dated: ___________ 2011

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

Name of Entity (Please Print) ____

By: ____

Name (Please Print) ____

Title

Dated: ___________ 2011

PLEASE BE SURE THAT YOU HAVE SIGNED AND DATED THIS QUESTIONNAIRE.